UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — September 30, 2007
NUCRYST PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-51686	Not Applicable

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
NUCRYST Pharmaceuticals Corp.
50 Audubon Road
Wakefield, MA 01880
(Address of principal executive offices)
Registrant’s telephone number, including area code: (780) 992-5626
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
(Former name or former address, if changed since last report)

Item 1.01 Entry into a Definitive Material Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Amended and Restated Supply Agreement
Amended and Restated License and Development Agreement

Item 1.01 Entry into a Definitive Material Agreement
This report amends a Form 8-K, filed on EDGAR on October 4, 2007, which reported that NUCRYST Pharmaceuticals Corp (the “Company”) has signed two separate long-term amended supply and license agreements with Smith & Nephew (“S&N”) for the manufacture and sale of ActicoatTM dressings with the Company’s SILCRYSTTM nanocrystalline coatings.
The Company has attached as exhibits to this filing a copy of the Second Amended and Restated License and Development Agreement and the Amended and Restated Supply Agreement each dated September 30, 2007 between the Company and Smith & Nephew.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1	Amended and Restated Supply Agreement dated September 30, 2007;

99.2	Second Amended and Restated License and Development Agreement dated September 30, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nucryst Pharmaceuticals Corp.
By:	/s/ Carol L. Amelio
Carol L. Amelio
Vice President General Counsel and Corporate Secretary

Dated: November 6, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Supply Agreement dated September 30, 2007;

99.2	Amended and Restated License and Development Agreement dated September 30, 2007.